UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 25, 2006

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                   001-11001                             06-0619596
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           (Commission File Number)          (IRS Employer Identification No.)


         3 High Ridge Park, Stamford, Connecticut                06905
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         (Address of principal executive offices)             (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications  pursuant to Rule  425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material  pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
           ------------------------------------------

     On May 25, 2006, the stockholders of Citizens Communications Company (the "Company") approved the adoption of the Company's Non-Employee Directors' Equity Incentive Plan (the "Plan"). The Plan will expire in 2016. Upon approval of the Plan, no further equity awards will be made pursuant to the Amended and Restated Citizens Utilities Company Non-Employee Directors' Deferred Fee Equity Plan (the "Predecessor Plan"), which is scheduled to terminate on May 22, 2007.

     Subject to certain adjustments, a maximum of 2,000,000 shares of the Company's common stock may be issued and delivered under the Plan. In addition, shares of common stock that are available under the Predecessor Plan (536,751 shares as of March 28, 2006) and shares of common stock that are subject to awards that are terminated, cancelled, forfeited, or that expire under the Predecessor Plan will be available for issuance under the Plan.

     The Plan is available to all of the Company's non-employee directors.

     The Plan provides that non-employee directors may be granted options to purchase shares of the Company's common stock, subject to the terms of the Plan. Options granted under the Plan will vest and become exercisable six months after the date on which the option was granted, unless the Board of Directors has specified otherwise. Generally, options granted under the Plan expire ten years after the date on which they were granted or, if earlier, on the first anniversary of a director's resignation, death, retirement or other termination of service as a director. The exercise price of a share of common stock purchased pursuant to such an option may not be less than 100% of the fair market value of a share of our common stock on the date the option was granted.

     Unless otherwise determined by the Board of Directors, each non-employee director will receive a grant of 3,500 stock units at the beginning of each plan year. In addition, non-employee directors may be granted certain of their fees, such as their annual retainer fees, in the form of stock units. Non-employee directors may also elect to defer receipt of cash fees in the form of stock units. Each stock unit represents the economic equivalent of one share of common stock.

     With respect to the cash fees that directors have elected to defer and receive in the form of stock units, in the absence of a determination by the Board of Directors to the contrary, each non-employee director will be credited with a number of stock units determined by dividing the total amount of cash fees deferred in that quarter by 85% of the closing price of our common stock on the last business day of the quarter. Stock unit accounts are also adjusted to reflect changes in the Company's capitalization. In addition, if a dividend is paid in cash or property, or if there is another distribution payable to holders of common stock, a non-employee director's stock unit account will be credited with additional stock units with a fair market value equal to such dividend or distribution. Payments made to directors from their stock unit accounts are payable after the director ceases his or her service as a director. Non-employee directors may either receive one share of stock per stock unit (and cash for any fractional share) or cash representing the fair market value of the stock units on the date of the non-employee director's termination of service as a director.


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

     In the event of a "change in control" of the Company (as defined), all options granted under the Plan will become immediately exercisable in full and will remain exercisable in accordance with their terms.

     The Plan is intended to comply with the deferred compensation rules imposed by Section 409A of the Internal Revenue Code and with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934.

     The foregoing summary description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is filed hereto as Exhibit
99.1 and incorporated herein by reference. For additional information regarding the Plan, see "Proposed Non-Employee Directors' Equity Incentive Plan" on pages 23-25 of the Company's 2006 Proxy Statement, as filed with the Securities and Exchange Commission on April 17, 2006, which is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
           ------------------------------------------------------------
           Fiscal Year
           -----------

     On May 25, 2006, the Board of Directors of the Company amended the Company's Bylaws. The Bylaws, as amended, are filed herewith as Exhibit 99.2 and incorporated herein by reference. The amendments to the Bylaws provide as follows:

     (1) Ability to Call Special Stockholder Meetings and Board Meetings. Special meetings of the stockholders and Board meetings may be called by the Chairman of the Board and/or the Chief Executive Officer. Previously, the Bylaws provided that special meetings of the stockholders and Board meetings may be called by the Chief Executive Officer. The ability of a majority of the Board or stockholders holding 50% of the capital stock to call special meetings of the stockholders and the ability of the Board by resolution to call Board meetings remain unchanged.

     (2) Notice of Business by Stockholders. For stockholders to properly bring business before an annual meeting of stockholders, including nominations for director, in circumstances where an annual meeting was not held in the prior year or if the annual meeting is called for a date that is more than thirty (30) days from the anniversary of the prior year's annual meeting, notice must be received not less than a reasonable time, as determined by the Board of Directors, prior to the printing and mailing of the proxy materials for the applicable annual meeting. Previously, the Bylaws provided that in the event a meeting was called for a date that was not within twenty-five (25) days before or after the anniversary date, notice must have been received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the annual meeting was made, whichever occurred first. Previously, the Bylaws did not address situations in which annual meeting was not held in the prior year.

     (3) Director Emeritus. The position of Director Emeritus was eliminated. No Director Emeritus was designated at the time of the amendment.

     (4) Board Committees. The provisions setting forth committees of the Board, requiring an Executive Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, and including a list of duties of each committee and membership requirements were replaced with a general provision authorizing the Board of Directors to designate such committees with such powers as the Board provides. The Company is required by New York Stock Exchange Listing Requirements to have and does have an Audit Committee, Nominating and Corporate Governance Committee and Compensation
          Committee, the responsibilities of which are set forth in their respective charters adopted by the Board. The Company also has a Retirement Plan Committee.

     (5) Independence Requirements. The provisions requiring a majority of Directors to be independent and setting forth the independence requirements have been deleted. The Company is required to and does comply with the independence requirements of the New York Stock Exchange and Securities and Exchange Commission. Accordingly, such Bylaw provisions were unnecessary.

     (6) Officers. The list of officers that the Board is required to elect has been modified. The Chief Executive Officer has been empowered to fill officer vacancies (except in the position of Chief Executive Officer). Detailed provisions setting out the duties of the Company's officers have been deleted to allow the Board of Directors flexibility in setting the duties of the Company's officers.

     (7) Uncertificated Stock/Lost Certificates. Provisions have been added clarifying that stock may be issued in uncertificated book-entry stock form and providing procedures for transfers of uncertificated stock. In addition, provisions regarding lost certificate procedures have been updated to include procedures for the issuance of uncertificated stock in place of lost certificates.

     (8) Dividends. The provision setting out what funds shall be used when the Board declares dividends has been replaced with a general provision providing that the Board may declare dividends subject to the restrictions contained in the Delaware General Corporation Law.

     (9) Updating of Notice Provisions. Archaic notice methods (such as telegram and telex) have been deleted and modern notice methods (such as facsimile, email and other electronic transmission) have been added.

Item 8.01   Other Events
            ------------

     On May 25, 2006, the Company announced that its Board of Directors declared a regular quarterly cash dividend of $0.25 per share, payable on June 30, 2006 to holders of record at the close of business on June 9, 2006. A copy of the Company's press release issued on May 25, 2006 announcing the declaration of the dividend is filed herewith as Exhibit 99.3 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

         (d)   Exhibits

               99.1 Citizens   Communications  Company  Non-Employee  Directors'
                    Equity Incentive Plan (attached as Appendix B to the Company's 2006 Proxy Statement, as filed with the Securities and Exchange Commission on April 17, 2006, and incorporated herein by reference).

               99.2 Bylaws of Citizens Communications Company.

               99.3 Press Release of Citizens  Communications  Company  released
                    May 25, 2006.



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITIZENS COMMUNICATIONS COMPANY


Date:  May 31, 2006                    By: /s/ Robert J. Larson
                                           _____________________________
                                           Robert J. Larson
                                           Senior Vice President and
                                           Chief Accounting Officer